PROPERTY AND EQUIPMENT, NET	9 Months Ended
Sep. 29, 2012
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

5.    PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

In thousands	September 29, 2012	December 31, 2011	October 1, 2011
Land and buildings (a)	$48,893	$72,009	$73,125
Machinery and equipment	229,686	233,540	230,816
Furniture and fixtures	137,839	127,913	131,588
Leasehold improvements	257,969	249,734	268,934
	674,387	683,196	704,463
Less: Accumulated depreciation and amortization	449,800	444,532	449,851
Total property and equipment, net	$224,587	$238,664	$254,612

(a)

The decrease in the balance compared to October 1, 2011 primarily reflected aggregate non-cash impairment charges of $24.6 million related to the Company’s Ohio distribution center and New Jersey corporate office.

Depreciation and amortization expense on property and equipment for the nine months ended September 29, 2012 and October 1, 2011 was $42.9 million and $50.1 million, respectively, which included depreciation for property and equipment under capital leases of $2.2 million and $2.9 million, respectively. Depreciation and amortization expense on property and equipment for the three months ended September 29, 2012 and October 1, 2011 was $13.2 million and $16.5 million, respectively, which included depreciation for property and equipment under capital leases of $0.7 million and $1.0 million, respectively. Machinery and equipment under capital leases was $22.6 million as of September 29, 2012, December 31, 2011 and October 1, 2011.